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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) MARCH 13, 2001
                                                 -------------------------------

                          STAR TELECOMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                  000-22581                   77-0362681
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      (State or other              (Commission                (I.R.S. Employer
        jurisdiction               File Number)              Identification No.)
     of incorporation)



     223 EAST DE LA GUERRA, SANTA BARBARA, CALIFORNIA             93101
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        (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code   (805) 899-1962
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)

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ITEM 5.           OTHER EVENTS.

                  Attached as EXHIBIT 99.1 is the press release issued by STAR
Telecommunications, Inc., dated March 13, 2001, which is hereby incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                           EXHIBIT  DESCRIPTION OF EXHIBIT

                           99.1     Press Release, dated March 13, 2001.


                                       2
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STAR TELECOMMUNICATIONS, INC.



Dated:  March 13, 2001                      By: /s/ GORDON HUTCHINS, JR.
                                                --------------------------------
                                                Gordon Hutchins, Jr.
                                                Acting Chief Executive Officer


                                       3
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                                  EXHIBIT INDEX

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EXHIBIT      DESCRIPTION OF                                    PAGE
             EXHIBIT                                           NUMBER
---------    ------------------------------------------------  -----------------
 99.1        Press Release, dated March 13, 2001